                                                                     Exhibit 1.

                                USX CORPORATION

          5,000,000 DECS(SM) (Debt Exchangeable for Common Stock(SM))*
                 6 3/4% Exchangeable Notes Due February 1, 2000

               (Subject to Exchange into Shares of Common Stock, par value $.01 per share, of RMI Titanium Company)

                             Underwriting Agreement

                                                              New York, New York
                                                               November 26, 1996

Salomon Brothers Inc
Lehman Brothers Inc.
  as Representatives of the several Underwriters
c/o Salomon Brothers Inc
Seven World Trade Center
New York, New York 10048

Ladies and Gentlemen:

                  USX Corporation, a Delaware corporation ("USX"), proposes to sell to the underwriters named in Schedule I hereto (the "Underwriters"), for whom you (the "Representatives") are acting as representatives, an aggregate of 5,000,000 DECS (Debt Exchangeable for Common Stock) consisting of its 6 3/4% Exchangeable Notes Due February 1, 2000 (the "Underwritten DECS"), to be issued under an indenture dated as of March 15, 1993, between USX and PNC Bank, National Association, as trustee (the "Trustee"), as amended by the First Supplemental Indenture thereto dated as of December 3, 1996 (as so amended, the "Indenture"). In addition, the Underwriters will have an option to purchase up to 483,600 DECS (the "Option DECS" and, together with the Underwritten DECS, the "DECS"). At maturity (including as a result of acceleration or otherwise), the DECS will be mandatorily exchanged by USX into shares of common stock, par value $.01 per share (the "RMI Common Stock"), of RMI Titanium Company, an Ohio corporation ("RMI") (or, at USX's option under the circumstances described in the Final USX Prospectus (as defined herein), cash with an equal value) at the rate specified in the Final USX Prospectus.

                  In connection with the foregoing and pursuant to the Registration Rights Agreement dated August 21, 1996, between RMI Titanium Company and USX Corporation (the "Registration

---------------
* Plus an option to purchase from USX Corporation, up to 483,600 additional DECS to cover over-allotments.

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Rights Agreement"), RMI has filed with the Securities and Exchange Commission
(the "Commission") a registration statement with respect to 5,000,000 shares (the "Underwritten Shares") of RMI Common Stock, in respect of the Underwritten DECS plus an additional 483,600 shares (the "Option Shares" and, together with the Underwritten Shares, the "Shares") of RMI Common Stock in respect of the Option DECS, for sale by USX as a selling stockholder (to the extent USX shall so elect to deliver RMI Common Stock to holders of the DECS at maturity thereof pursuant to the terms of the DECS), which registration statement is referred to in Section 2 of this Agreement.

                  Certain terms used in this Agreement are defined in paragraph
(c) of Section 1 and paragraph (c) of Section 2.

                  1. Representations and Warranties of USX. USX represents and warrants to, and agrees with, each Underwriter and RMI as set forth below in this Section 1.

                  (a) USX meets the requirements for use of Form S-3 under the Securities Act of 1933, as amended (the "Act"), and has filed with the Commission a registration statement (file number 33-52937) on Form S-3, including a basic prospectus (the "Basic USX Prospectus"), for the registration under the Act of the offering and sale of the DECS. USX may have filed one or more amendments thereto, and may have used a Preliminary Final USX Prospectus (as defined herein), each of which has previously been furnished to you. Such registration statement, as so amended, has become effective. Although the Basic Prospectus may not include all the information with respect to the DECS and the offering thereof required by the Act and the rules thereunder to be included in the Final USX Prospectus, the Basic USX Prospectus includes all such information required by the Act and the rules thereunder with respect to such a prospectus. A Preliminary Final USX Prospectus has been filed with the Commission pursuant to Rule 424(b)(2). USX will next file with the Commission pursuant to Rule 424(b)(2) a final supplement to the Basic USX Prospectus, which supplement relates to the DECS and the offering thereof. As filed, such final prospectus supplement shall include all required information with respect to the DECS and the offering thereof and, except to the extent the Representatives shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the Basic USX Prospectus and any Preliminary Final USX Prospectus) as USX has advised you, prior to the Execution Time, will be included or made therein. The registration statement, at the Execution Time, will meet the requirement set forth in Rule 415(a)(1)(x) under the Act.

                  (b) On the USX Effective Date, the USX Registration Statement did and/or will, and when the Final USX Prospectus is first filed in accordance with Rule 424(b) and on the Closing Date, the Final USX Prospectus (and any supplements thereto) will, comply in all material respects with the applicable requirements of the Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the respective rules thereunder; on the USX Effective Date, the USX Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; on the USX Effective Date and on the Closing Date, the Indenture did or will comply in all material respects with the applicable requirements of the Trust Indenture Act and the rules thereunder; and, on the date of any filing pursuant to Rule 424(b) and on the Closing Date, the Final USX Prospectus (together with any supplement

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         thereto) will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that USX makes no representations or warranties as to (A) that part of the USX Registration Statement which shall constitute the Statement of Eligibility and Qualification (Form T-1) under the Trust Indenture Act of the Trustee, (B) the information contained in or omitted from the USX Registration Statement or the Final USX Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished in writing to USX by or on behalf of any Underwriter through the Representatives specifically for inclusion in the USX Registration Statement or the Final USX Prospectus (or any supplement thereto) or (C) the information contained in or omitted from the USX Registration Statement or the Final USX Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished in writing to USX by or on behalf of RMI specifically for inclusion in the USX Registration Statement or the Final USX Prospectus (or any supplement thereto).

                  (c) The terms which follow, when used in this Agreement, shall have the meanings indicated. The term "USX Effective Date" shall mean each date that the USX Registration Statement and any post-effective amendment or amendments thereto became or become effective and the date of filing of USX's Annual Report on Form 10-K for the fiscal year ended December 31, 1995. "Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto. "Basic USX Prospectus" shall mean the prospectus referred to in paragraph (a) of this Section 1 contained in the USX Registration Statement at the USX Effective Date. "Preliminary Final USX Prospectus" shall mean any preliminary prospectus supplement to the Basic USX Prospectus which describes the DECS and the offering thereof, is used prior to filing the Final USX Prospectus and is filed, together with the Basic USX Prospectus, pursuant to Rule 424(b). "Final USX Prospectus" shall mean the Basic USX Prospectus as supplemented by the prospectus supplement relating to the DECS that is first filed pursuant to Rule 424(b) after the Execution Time. "USX Registration Statement" shall mean the registration statement referred to in paragraph (a) of this Section 1, including incorporated documents, exhibits and financial statements, as amended at the Execution Time and, in the event any post-effective amendment thereto becomes effective prior to the Closing Date, shall also mean such registration statement as so amended. "Rule 415," "Rule 424" and "Regulation S-K" refer to such rules or regulation under the Act. Any reference herein to the USX Registration Statement, the Basic USX Prospectus, any Preliminary Final USX Prospectus or the Final USX Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Exchange Act on or before the USX Effective Date or the issue date of the Basic USX Prospectus, any Preliminary Final USX Prospectus or the Final USX Prospectus, as the case may be; and any reference herein to the terms "amend," "amendment" or "supplement" with respect to the USX Registration Statement, the Basic USX Prospectus, any Preliminary Final USX Prospectus or the Final USX Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the USX Effective Date, or the issue date of the Basic USX Prospectus, any Preliminary Final USX Prospectus or the Final USX Prospectus, as the case may be, which document is deemed to be incorporated therein by reference.

                  (d) To the extent that any statements or omissions made in the RMI Registration Statement or the RMI Prospectus (or any supplement thereto) are made in reliance upon and in conformity with written information furnished to RMI by USX specifically for inclusion

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         therein, (i) on the RMI Effective Date, the RMI Registration Statement
         did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading and
         (ii) on the RMI Effective Date, the RMI Prospectus, if not filed pursuant to Rule 424(b), did not or will not, and on the date of any filing pursuant to Rule 424(b) and on the Closing Date (as defined in Section 4 hereof), the RMI Prospectus (together with any supplement thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and no facts have come to the attention of USX which lead USX to believe, or should lead it to believe, that (i) on the RMI Effective Date, the RMI Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading and (ii) on the RMI Effective Date, the RMI Prospectus, if not filed pursuant to Rule 424(b), did not or will not, and on the date of any filing pursuant to Rule 424(b) and on the Closing Date, the RMI Prospectus (together with any supplement thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  (e) USX has not taken and will not take, directly or indirectly, any action designed to or which has constituted or which might reasonably be expected to cause or result, under the Exchange Act or otherwise, in stabilization or manipulation of the price of any security of RMI to facilitate the sale or resale of the DECS or the Shares, and has not effected any sales of RMI Common Stock (other than sales of RMI Common Stock prior to May 1996 pursuant to Rule 144 under the Act) which, if effected by the issuer, would be required to be disclosed in response to Item 701 of Regulation S-K.

                  (f) Neither USX nor any of its subsidiaries has sustained since the date of the latest audited financial statements included or incorporated by reference in the USX Registration Statement any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth in or contemplated by the USX Registration Statement or the Final USX Prospectus; and, since the respective dates as of which information is given in the USX Registration Statement, there has not been any material change in the capital stock or long-term debt of USX or any of its subsidiaries or any material adverse change, or any development likely to result in a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of USX and its subsidiaries, otherwise than as set forth in or contemplated by the Final USX Prospectus.

                  (g) USX has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with all corporate power and authority to own its properties and conduct its business as described in the USX Registration Statement and the Preliminary Final USX Prospectus.

                  (h) USX has an authorized capitalization as set forth in the USX Registration Statement and the Preliminary Final USX Prospectus, and all of the issued shares of capital stock of USX have been duly and validly authorized and issued and are fully paid and non-assessable;

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                  (i) The DECS have been duly authorized, and, when the DECS are issued and delivered pursuant to this Agreement, such DECS will have been duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of USX entitled to the benefits provided by the Indenture, which will be substantially in the form filed as an exhibit to the USX Registration Statement, the Indenture has been duly authorized and duly qualified under the Trust Indenture Act and, on the Closing Date (as defined in Section 4 hereof), the Indenture will constitute a valid and legally binding instrument, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Indenture conforms, and the DECS will conform, to the descriptions thereof contained in the Final USX Prospectus.

                  (j) The issue and sale of the DECS and the compliance by USX with all of the provisions of the DECS, the Indenture and this Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which USX is a party or by which USX is bound or to which any of the property or assets of USX is subject, nor will such action result in any violation of the provisions of the certificate of incorporation or by-laws of USX or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over USX or any of its properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the DECS or the consummation by USX of the transactions contemplated by this Agreement or the Indenture, except such as have been, or will have been prior to the Closing Date, obtained under the Act and the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the DECS by the Underwriters.

                  (k) Other than as set forth in the USX Registration Statement and the Preliminary Final USX Prospectus, there are no legal or governmental proceedings pending to which USX or any of its subsidiaries is a party or of which any property of USX or any of its subsidiaries is the subject which, if determined adversely to USX or any of its subsidiaries, would have a material adverse effect on the consolidated financial position, stockholders' equity or results of operations of USX and its subsidiaries; and, to the best of USX's knowledge, no such proceedings are threatened by governmental authorities or by others.

                  (l) Immediately prior to any delivery of Shares or any Reported Securities (as defined in the Final USX Prospectus) pursuant to the DECS, USX will be the lawful owner of such Shares or Reported Securities, as the case may be, and will convey good and valid title to such Shares or Reported Securities, as the case may be, upon such delivery, free and clear of all liens, encumbrances, equities and claims whatsoever.

                  2. Representations and Warranties of RMI. RMI represents and warrants to, and agrees with, each Underwriter as set forth below in this
Section 2.

                  (a) RMI meets the requirements for use of Form S-3 under the Act and has filed with the Commission a registration statement (file number 333-16101) on such Form, including a

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         related preliminary prospectus, for the registration under the Act of the offering and sale of the Shares. RMI may have filed one or more amendments thereto, including the related preliminary prospectus, each of which has previously been furnished to you. RMI will next file with the Commission one of the following: (i) prior to effectiveness of such registration statement, a further amendment to such registration statement, including the form of final prospectus or (ii) a final prospectus in accordance with Rules 430A and 424(b)(1) or (4). In the case of clause (ii), RMI has included in such registration statement, as amended at the RMI Effective Date, all information (other than Rule 430A Information) required by the Act and the rules thereunder to be included in the RMI Prospectus with respect to the Shares and the offering thereof. As filed, such amendment and form of final prospectus, or such final prospectus, shall contain all Rule 430A Information, together with all other such required information, with respect to the Shares and the offering thereof and, except to the extent the Representatives shall agree to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the latest Preliminary RMI Prospectus) as RMI has advised you, prior to the Execution Time, will be included or made therein.

                  (b) (i) On the RMI Effective Date, the RMI Registration Statement did or will and when the RMI Prospectus is first filed (if required) in accordance with Rule 424(b) and on the Closing Date, the RMI Prospectus (and any supplement thereto) will, conform in all material respects with the applicable requirements of the Act, the Exchange Act and the respective rules thereunder;

                           (ii) On the RMI Effective Date, the RMI Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; on the RMI Effective Date, the RMI Prospectus, if not filed pursuant to Rule 424(b), did not or will not, and on the date of any filing pursuant to Rule 424(b) and on the Closing Date, the RMI Prospectus (together with any supplement thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that no representation or warranty is made as to the information contained in or omitted from the RMI Registration Statement or the RMI Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished in writing to RMI (A) by or on behalf of any Underwriter through the Representatives or (B) by USX, in either case, specifically for inclusion in the RMI Registration Statement or the RMI Prospectus (or any supplement thereto).

                  (c) The terms which follow, when used in this Agreement, shall have the meanings indicated. The term "RMI Effective Date" shall mean each date that the RMI Registration Statement and any post-effective amendment or amendments thereto became or become effective. "Preliminary RMI Prospectus" shall mean any preliminary prospectus referred to in paragraph (a) of this Section 2 and any preliminary prospectus included in the RMI Registration Statement at the RMI Effective Date that omits Rule 430A Information. "RMI Prospectus" shall mean the prospectus relating to the Shares that is first filed pursuant to Rule 424(b) after the Execution Time or, if no filing pursuant to Rule 424(b) is required, shall mean the form of final prospectus relating to the Shares included in the RMI Registration Statement at the RMI Effective Date. "RMI Registration Statement" shall mean the registration statement

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         referred to in paragraph (a) of this Section 2 including incorporated documents, exhibits and financial statements, as amended at the Execution Time (or, if not effective at the Execution Time, in the form in which it shall become effective) and, in the event any post-effective amendment thereto becomes effective prior to the Closing Date, shall also mean such registration statement as so amended. Such term shall include any Rule 430A Information deemed to be included therein at the RMI Effective Date as provided by Rule 430A. "Rule 430A" refers to such rule under the Act. "Rule 430A Information" means information with respect to the DECS (or the Shares) and the offering thereof permitted to be omitted from the RMI Registration Statement when it becomes effective pursuant to Rule 430A. Any reference herein to the RMI Registration Statement, Preliminary RMI Prospectus or the RMI Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Exchange Act on or before the RMI Effective Date or the issue date of a Preliminary RMI Prospectus or the RMI Prospectus, as the case may be; and any reference herein to the terms "amend," "amendment" or "supplement" with respect to the RMI Registration Statement, any Preliminary RMI Prospectus or the RMI Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the RMI Effective Date, or the issue date of any Preliminary RMI Prospectus or the RMI Prospectus, as the case may be, deemed to be incorporated therein by reference. The term "RMI Material Adverse Effect" shall mean any material adverse effect on the consolidated financial position, stockholders' equity, results of operations, business or prospects of RMI and its subsidiaries taken as a whole.

                  (d) RMI and each of its subsidiaries (as defined in Rule 405 under the Act) have been duly incorporated and are validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation, are duly qualified to do business and are in good standing as foreign corporations in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification (other than those jurisdictions in which the failure to so qualify would not reasonably be expected to have a material adverse effect on RMI or RMI and its subsidiaries taken as a whole), and have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged; and none of the subsidiaries of RMI is a "significant subsidiary", as such term is defined in Rule 405 under the Act.

                  (e) RMI has an authorized capitalization as set forth in the RMI Prospectus, and all of the issued shares of capital stock of RMI have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the description thereof contained in the RMI Prospectus; and all of the issued shares of capital stock of each subsidiary of RMI have been duly and validly authorized and issued and are fully paid and non-assessable and are owned directly or indirectly by RMI, free and clear of all liens, encumbrances, equities or claims; provided, however, that the Company only owns a 40% interest in Reamet, S.A.

                  (f) This Agreement has been duly authorized, executed and delivered by RMI.

                  (g) The execution, delivery and performance of this Agreement by RMI and the consummation of the transactions contemplated hereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which RMI or any of its subsidiaries is a party or by which RMI or any of its subsidiaries is bound or to which any of the properties or assets of RMI or any of its subsidiaries is subject and

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         which is material to RMI and its subsidiaries taken as a whole, nor will such actions result in any violation of the provisions of the Amended Articles of Incorporation or Amended Code of Regulations of RMI or the charter or by-laws of any of its subsidiaries or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over RMI or any of its subsidiaries or any of their properties or assets; and except for the registration of the Shares under the Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act and applicable state or foreign securities laws in connection with the purchase and distribution of the DECS (and the related offering of the Shares) by the Underwriters, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement by RMI and the consummation of the transactions contemplated hereby.

                  (h) Neither RMI nor any of its subsidiaries has sustained, since the date of the latest audited financial statements included or incorporated by reference in the RMI Prospectus, any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree which was material to RMI and its subsidiaries taken as a whole, otherwise than as set forth or contemplated in the RMI Prospectus; and, since such date, there has not been any change in the capital stock (other than the grant and exercise of options pursuant to RMI's stock option plans and the issuance of shares of RMI Common Stock on May 7, 1996 in connection a registered public offering thereof) or changes in long-term debt (other than under RMI's Amended and Restated Bank Credit Agreement, dated May 3, 1995, and the Credit Facility (as defined in the RMI Prospectus)) of RMI or any of its subsidiaries or any material adverse change in the consolidated financial position, stockholders' equity, results of operations, business or prospects of RMI and its subsidiaries taken as a whole, whether or not arising from transactions in the ordinary course of business.

                  (i) Except as described in the RMI Prospectus, there are no legal or governmental proceedings pending to which RMI or any of its subsidiaries is a party or of which any property or asset of RMI or any of its subsidiaries is the subject which, if determined adversely to RMI or any of its subsidiaries, could reasonably be expected to have a RMI Material Adverse Effect; and to the best of RMI's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

                  (j) RMI is not and, after giving effect to the offering and sale of the DECS and the Shares, will not be, an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act.

                  (k) Except as described in the RMI Prospectus, there has been no storage, disposal, generation, manufacture, refinement, transportation, handling, treatment, discharge, emission, or any other release of toxic wastes, medical wastes, hazardous wastes or hazardous substances by RMI or any of its subsidiaries (or, to the knowledge of RMI, any of their predecessors in interest or any other entity for whose acts or omissions RMI or any subsidiary is or may be liable) at, upon or from any of the properties now or previously owned or leased by RMI or its subsidiaries, or, to the knowledge of RMI, at, upon or from any other properties, in violation of any applicable law, ordinance, rule (including, without limitation, the rule of common law), regulation, order, judgment, decree or permit or which would give rise to any liability under any applicable law, ordinance, rule, regulation, order, judgment, decree or permit, except for

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         any violation or liability which would not have, or could not be reasonably likely to have, singularly or in the aggregate with all such violations and remedial actions, a RMI Material Adverse Effect; except as disclosed in the RMI Prospectus, there has been no material spill, discharge, leak, emission, injection, escape, dumping or release of any kind onto such property or into the environment surrounding such property of any toxic wastes, medical wastes, solid wastes, hazardous wastes, hazardous substances or other substances, with respect to which RMI or any of its subsidiaries have knowledge, except for any such spill, discharge, leak, emission, injection, escape, dumping or release which would not have or would not be reasonably likely to have, singularly or in the aggregate with all such spills, discharges, leaks, emissions, injections, escapes, dumpings and releases, a RMI Material Adverse Effect; and the terms "hazardous wastes", "toxic wastes", "hazardous substances" and "medical wastes" shall have the meanings specified in any applicable local, state, federal and foreign laws or regulations with respect to environmental protection.

                  (l) RMI and each of its subsidiaries have good and sufficient title in fee simple to all real property and good and sufficient title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except those that (i) are described in the Prospectus, (ii) exist as a result of the Credit Facility, or (iii) do not materially affect the value of such property and do not materially interfere with the use made or proposed to be made of such property by RMI and its subsidiaries; and all real property and buildings held under lease by RMI and its subsidiaries are held by them under valid, existing and enforceable leases, with such exceptions as are not material and do not interfere with the use made or proposed to be made of such property and buildings by RMI and its subsidiaries.

                  (m) Except for the Registration Rights Agreement, there are no contracts, agreements or understandings between RMI and any person granting such person the right to require RMI to file a registration statement under the Act with respect to any securities of RMI owned or to be owned by such person or to require RMI to include such securities in the securities registered pursuant to the RMI Registration Statement or in any securities being registered pursuant to any other registration statement filed by RMI under the Act.

                  (n) Neither RMI nor any of its subsidiaries (i) is in violation of its charter or by-laws in any material respect, (ii) is in default in any material respect, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject or (iii) is in violation in any material respect of any law, ordinance, governmental rule, regulation or court decree to which it or its properties or assets may be subject or has failed to obtain any material license, permit, certificate, franchise or other governmental authorization or permit ("Permit") necessary to the ownership of its properties or assets or to the conduct of its business, or has received notice of any attempt to revoke or modify any such Permit, or has any reason to believe that any such Permit will not be granted or renewed.

                  (o) RMI and each of its subsidiaries carry, or are covered by, insurance in such amounts and covering such risks as is, in the reasonable judgment of RMI, adequate for the conduct of their respective businesses and the value of their respective properties.

                  (p) Price Waterhouse L.L.P. are independent public accountants with respect to RMI as required by the Act and the rules and regulations thereunder.

                  (q) The financial statements, together with the notes thereto, included or incorporated in the RMI Registration Statement and the RMI Prospectus (and any amendment or supplement thereto), present fairly the consolidated financial position, results of operations and changes in financial position of RMI on the basis stated in the RMI Registration Statement at the respective dates or for the respective periods to which they apply; such statements and the related notes thereto have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved except as noted therein.

                  (r) No material labor dispute with the employees of RMI exists, except as described in or contemplated by the RMI Prospectus, or, to the knowledge of RMI, is imminent; and RMI is not aware of any existing, threatened or imminent labor disturbance by the employees of any of its principal suppliers, manufacturers, or contractors that could have a RMI Material Adverse Effect.

                  (s) RMI is in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"); no "reportable event" (as defined in ERISA) has occurred with respect to any "pension plan" (as defined in ERISA) for which RMI would have any liability; RMI has not incurred and does not expect to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any "pension plan" or (ii) Sections 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the "Code"); and each "pension plan" for which RMI would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

                  (t) RMI has filed all federal, state and local income and franchise tax returns required to be filed through the date hereof and has paid all taxes due thereon, and no tax deficiency has been determined adversely to RMI or any of its subsidiaries which has had (nor does RMI have any knowledge of any tax deficiency which, if determined adversely to RMI or any of its subsidiaries, might have) a RMI Material Adverse Effect.

                  (u) RMI has not taken and will not take, directly or indirectly, any action designed to or which has constituted or which might reasonably be expected to cause or result, under the Exchange Act or otherwise, in stabilization or manipulation of the price of any security of RMI to facilitate the sale or resale of the DECS or the Shares.

                  (v) The outstanding shares of RMI Common Stock are duly listed and admitted for trading on the New York Stock Exchange (the "NYSE").

                  3. Purchase and Sale. (a) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, USX agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from USX, at a price of $20.735 per DECS, the number of DECS set forth opposite such Underwriter's name in Schedule I hereto. The initial public offering price of the DECS, as described on the cover of the Final USX Prospectus, will be $21.375 per DECS.

                  (b) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, USX hereby grants an option to the several Underwriters to purchase, severally and not jointly, up to 483,600 of the Option DECS at the same purchase price per DECS as the Underwriters shall pay for the Underwritten DECS. Said option may be exercised only to cover over-allotments in the sale of the Underwritten DECS by the Underwriters. Said option may be exercised in whole or in part at any time (but not more than once) on or before the 30th day after the date of the Final USX Prospectus upon written or telegraphic notice by the Representatives to USX setting forth the number of the Option DECS as to which the several Underwriters are exercising the option and the settlement date. Delivery of certificates for the Option DECS, and payment therefor, shall be made as provided in Section 4 hereof. The number of Option DECS to be purchased by each Underwriter shall be the same percentage of the total number of Option DECS to be purchased by the several Underwriters as such Underwriter is purchasing of the Underwritten DECS, subject to such adjustments as you in your absolute discretion shall make to eliminate any fractional DECS.

                  4. Delivery and Payment. Delivery of and payment for the Underwritten DECS and the Option DECS (if the option provided for in Section 3(b) hereof shall have been exercised on or before the first business day prior to the Closing Date) shall be made at 10:00 AM, New York City time, on December 3, 1996, (or such later date not later than five business days after such specified date as the Representatives shall designate) which date and time may be postponed by agreement between the Representatives and USX or as provided in
Section 11 hereof (such date and time of delivery and payment for the DECS being herein called the "Closing Date"). Delivery of the DECS shall be made to the Representatives for the respective accounts of the several Underwriters against payment by the several Underwriters through the Representatives of the purchase price thereof to USX by wire transfer to an account designated in writing by USX at least two business days in advance of the Closing Date, payable in same-day funds. Delivery of the DECS shall be made at such location as the Representatives shall reasonably designate at least one business day in advance of the Closing Date and payment for such DECS shall be made at the office of Simpson Thacher & Bartlett, 425 Lexington Avenue, New York, New York. Certificates for the DECS shall be registered in such names and in such denominations as the Representatives may request not less than one full business day in advance of the Closing Date.

                  USX agrees to have the DECS available for inspection, and checking by the Representatives in New York, New York, not later than 1:00 PM on the business day prior to the Closing Date.

                  If the option provided for in Section 3(b) hereof is exercised after the first business day prior to the Closing Date, USX will deliver (at the expense of USX) to the Representatives at the office of Simpson Thacher & Bartlett, New York, New York, on the date specified by the Representatives (which shall be within three business days after exercise of said option), certificates for the Option DECS in such names and denominations the Representatives shall have requested against payment of the purchase price thereof to or upon the order of USX either by certified or official bank check or checks drawn on or by a New York Clearing House bank or by wire transfer to an account designated in writing by USX at least two business days in advance of the Closing Date, and in either case payable in same-day funds. If settlement for the Option DECS occurs after the Closing Date, USX and RMI will deliver to the Representatives on the settlement date for the Option DECS, and the obligation of the Underwriters to purchase the Option DECS shall be conditioned upon receipt of, supplemental opinions, certificates and letters confirming as of such date the opinions, certificates and letters delivered on the Closing Date pursuant to Section 7 hereof.

                  5. Offering by Underwriters. It is understood that the several Underwriters propose to offer the DECS for sale to the public as set forth in the Final USX Prospectus.

                  6. Agreements of USX. USX agrees with each Underwriter that:

                  (a) USX will use its best efforts to cause any amendment to the USX Registration Statement, if not effective at the Execution Time, to become effective. Prior to the termination of the offering of the DECS, USX will not file any amendment to the USX Registration Statement or supplement (including the Final USX Prospectus or any Preliminary Final USX Prospectus) to the Basic USX Prospectus unless USX has furnished you a copy for your review prior to filing and will not file any such proposed amendment or supplement to which you reasonably object, unless, in the reasonable judgment of USX and its counsel, such amendment or supplement is necessary to comply with applicable law, in which case USX will permit you a reasonable opportunity to comment thereon. Subject to the foregoing sentence, USX will cause the Final USX Prospectus, properly completed, and any supplement thereto to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Representatives of such timely filing. USX will promptly advise the Representatives (A) when any amendment to the USX Registration Statement, if not effective at the Execution Time, shall have become effective, (B) when the Final USX Prospectus, and any supplement thereto, shall have been filed with the Commission pursuant to Rule 424(b), (C) when, prior to termination of the offering of the DECS, any amendment to the USX Registration Statement shall have been filed or become effective, (D) of any request by the Commission for any amendment of the USX Registration Statement or supplement to the Final USX Prospectus or for any additional information, (E) of the issuance by the Commission of any stop order suspending the effectiveness of the USX Registration Statement or the institution or threatening of any proceeding for that purpose and (F) of the receipt by USX of any notification with respect to the suspension of the qualification of the DECS for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. USX will use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.

                  (b) If, at any time when a prospectus relating to the DECS is required to be delivered under the Act, any event occurs as a result of which the Final USX Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend the USX Registration Statement or supplement the Final USX Prospectus to comply with the Act or the Exchange Act or the respective rules thereunder, USX promptly will prepare and file with the Commission, subject to the second sentence of paragraph (a) of this Section 6, an amendment or supplement which will correct such statement or omission or effect such compliance.

                  (c) As soon as practicable, USX will make generally available to its security holders and to the Representatives an earnings statement or statements of USX and its subsidiaries which will satisfy the provisions of Section 11(a) of the Act and, at the option of USX, Rule 158 under the Act.

                  (d) USX will furnish to the Representatives and counsel for the Underwriters, without charge, signed copies of the USX Registration Statement (including exhibits thereto); and to each other Underwriter a copy of the USX Registration Statement (without exhibits thereto). USX will furnish to the Underwriters not later than (A) 6:00 PM, New York City time, on the date of determination of the public offering price, if such determination occurred at or prior to 12:00 Noon, New York City time, on such date or (B) 6:00 PM, New York City time, on the business day following the date on which the public offering price was determined, if such determination occurred after 12:00 Noon, New York City time, on such date, as many copies of the Final USX Prospectus and any supplement thereto as the Representatives may reasonably request; further, so long as delivery of a prospectus by an Underwriter or any dealer may be required by the Act, as many copies of each Preliminary Final USX Prospectus and the Final USX Prospectus and any supplement thereto as the Representatives may reasonably request. USX will pay the expenses of printing or other production of the USX Registration Statement, each Preliminary Final USX Prospectus and the Final USX Prospectus.

                  (e) USX will arrange for the qualification of the DECS and the Shares for sale under the laws of such jurisdictions as the Representatives may designate and will maintain such qualifications in effect so long as required for the distribution of the DECS and the Shares; provided, however, that in connection therewith USX shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction.

                  (f) USX will not, for a period of 90 days following the Execution Time, without the prior written consent of the Representatives, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of, directly or indirectly, or announce the offering of, any shares of RMI Common Stock or any securities convertible into or exercisable or exchangeable for shares of RMI Common Stock or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of the ownership of shares of RMI Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of shares of RMI Common Stock or such other securities, in cash or otherwise.

                  (g) Until the Closing Date, USX will not, without the prior written consent of the Representatives, offer, sell or contract to sell, or otherwise dispose of, directly or indirectly, or announce the offering of, any debt securities issued or guaranteed by USX which mature more than one year after the Closing Date, other than debt securities in an aggregate principal amount not to exceed $100 million.

                  7. Agreements of RMI. RMI agrees with the several Underwriters that:

                  (a) RMI will use its best efforts to cause the RMI Registration Statement, if not effective at the Execution Time, and any amendment thereof to become effective. Prior to the termination of the offering of the DECS, RMI will not file any amendment of the RMI Registration Statement or supplement to the RMI Prospectus unless RMI has furnished you a copy for your review prior to filing and will not file any such proposed amendment or supplement to which you reasonably object, unless in the reasonable judgment of RMI and its counsel, such amendment or supplement is necessary to comply with applicable law, in which case RMI will permit you a reasonable opportunity to comment thereon. Subject to the foregoing sentence, if the RMI Registration Statement has become or becomes effective pursuant to Rule 430A, or filing of the RMI Prospectus is otherwise required under Rule 424(b), RMI will cause the RMI Prospectus, properly completed, and any supplement thereto to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Representatives of such timely filing. RMI will promptly advise the Representatives (A) when the RMI Registration Statement, if not effective at the Execution Time, and any amendment thereto, shall have become effective, (B) when the RMI Prospectus, and any supplement thereto, shall have been filed (if required) with the Commission pursuant to Rule 424(b), (C) when, prior to termination of the offering of the Shares, any amendment to the RMI Registration Statement shall have been filed or become effective, (D) if any request by the Commission for any amendment of the RMI Registration Statement or supplement to the RMI Prospectus or for any additional information, (E) of the issuance by the Commission of any stop order suspending the effectiveness of the RMI Registration Statement or the institution or threatening of any proceeding for that purpose and (F) of the receipt by RMI of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. RMI will use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.

                  (b) If, at any time when a prospectus relating to the DECS is required to be delivered under the Act, any event occurs as a result of which the RMI Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend the RMI Registration Statement or supplement the RMI Prospectus to comply with the Act or the Exchange Act or the respective rules thereunder, RMI promptly will prepare and file with the Commission, subject to the second sentence of paragraph
         (a) of this Section 7, an amendment or supplement which will correct such statement or omission or effect such compliance.

                  (c) As soon as practicable, RMI will make generally available to its security holders and to the Representatives an earnings statement or statements of RMI and its subsidiaries which will satisfy the provisions of Section 11(a) of the Act and, at the option of RMI, Rule 158 under the Act.

                  (d) RMI will furnish to the Representatives and counsel for the Underwriters, without charge, signed copies of the RMI Registration Statement (including exhibits thereto). RMI will furnish to the Underwriters not later than (A) 6:00 PM, New York City time, on the date of determination of the public offering price, if such determination occurred at or prior to 12:00 Noon, New York City time, on such date or (B) 6:00 PM, New York City time, on the business day following the date on which the public offering price was determined, if such determination occurred after 12:00 Noon, New York City time, on such date, as many copies of each Preliminary RMI Prospectus, the RMI Prospectus and any supplement thereto as you may reasonably request; further, so long as delivery of a prospectus by the Underwriter or dealer may be required by the Act, as many copies of each Preliminary RMI Prospectus and the RMI Prospectus and any supplement thereto as the Representatives may reasonably request. USX will bear the cost of printing or other production of the RMI Registration Statement, the Preliminary RMI Prospectus and the RMI Prospectus.

                  (e) RMI will cooperate with USX for purposes of the qualification of the DECS and the Shares for sale under the laws of such jurisdictions as the Representatives may designate and will maintain such qualifications in effect so long as required for the distribution of the DECS and the Shares; provided that in no event shall RMI be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to general service of process in any jurisdiction where it is not now so subject..

                  (f) RMI will not, for a period of 90 days following the Execution Time, without the prior written consent of the Representatives, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of, directly or indirectly, or announce the offering of, any shares of RMI Common Stock or any securities convertible into or exercisable or exchangeable for shares of RMI Common Stock or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of the ownership of shares of RMI Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of shares of RMI Common Stock or such other securities, in cash or otherwise; provided, however, that RMI may issue, or grant options for, RMI Common Stock pursuant to any stock plan for employees and directors, or any qualified employee benefit plan, in effect at the Execution Time, or pursuant to any stock options outstanding at the Execution Time, and any qualified employee benefit plan in effect at the Execution Time may sell RMI Common Stock to satisfy plan liquidity needs.

                  (g) RMI will take such actions as may be reasonably necessary to comply with the rules and regulations of the NYSE in respect of the offering of the Shares contemplated hereby.

                  8. Conditions to the Obligations of the Underwriters. The obligations of the Underwriters to purchase the DECS shall be subject to the accuracy of the representations and warranties on the part of USX and RMI contained herein as of the Execution Time, the Closing Date and any settlement date pursuant to Section 4 hereof, to the accuracy of the statements of USX and RMI made in any certificates pursuant to the provisions hereof, to the performance by USX and RMI of their respective obligations hereunder and to the following additional conditions:

                  (a) If the RMI Registration Statement has not become effective prior to the Execution Time, unless the Representatives agree in writing to a later time, the RMI Registration Statement will become effective not later than (i) 6:00 PM, New York City time, on the date of determination of the public offering price, if such determination occurred at or prior to 3:00 PM, New York City time, on such date or (ii) 12:00 Noon, New York City time, on the business day following the day on which the public offering price was determined, if such determination occurred after 3:00 PM, New York City time, on such date; if filing of the Final USX Prospectus or the RMI Prospectus, or any supplements thereto, is required pursuant to Rule 424(b), such Final USX Prospectus or RMI Prospectus, and any such supplements, will be filed in the manner and within the time period required by Rule 424(b); and no stop order suspending the effectiveness of the USX Registration Statement or the RMI Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

                  (b) USX shall have furnished to the Representatives the opinion of D.D. Sandman, Esq., General Counsel & Senior Vice President -- Human Resources and Secretary of USX or J.A.

Hammerschmidt, Esq., Assistant General Counsel and Assistant Secretary of USX, dated the Closing Date, to the effect that:

                  (i) USX has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with all corporate power and authority to own its properties and conduct its business as described in the Final USX Prospectus;

                  (ii) USX has an authorized capitalization as set forth in the Final USX Prospectus and all of the issued shares of capital stock of USX have been duly and validly authorized and issued and are fully paid and non-assessable;

                  (iii) the Indenture has been duly authorized, executed and delivered by the parties thereto and constitutes a valid and legally binding instrument, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Indenture has been duly qualified under the Trust Indenture Act;

                  (iv) the DECS have been duly authorized, executed, authenticated, issued and delivered and constitute valid and legally binding obligations of USX, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws of general applicability relating to or affecting creditors' rights and to general equity principles, entitled to the benefits provided by the Indenture; and the DECS and the Indenture conform in all material respects to the descriptions thereof in the Final USX Prospectus;

                  (v) the USX Registration Statement has become effective under the Act; any required filings of the Basic USX Prospectus, any Preliminary Final USX Prospectus and the Final USX Prospectus, and any supplements thereto, pursuant to Rule 424(b) have been made in the manner and within the time period required by Rule 424(b); to the knowledge of such counsel, no stop order suspending the effectiveness of the USX Registration Statement or the use of such Final USX Prospectus has been issued, no proceedings for that purpose have been instituted or threatened, and the USX Registration Statement and the Final USX Prospectus (including the documents incorporated by reference therein, other than that part of the USX Registration Statement that constitutes Form T-1 and the financial statements and other financial and statistical information contained therein as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the Act, the Exchange Act and the Trust Indenture Act and the respective rules thereunder;

                  (vi) this Agreement has been duly authorized, executed and delivered by USX;

                  (vii) To the best of such counsel's knowledge, there are no legal or governmental proceedings pending to which USX or any of its subsidiaries is a party or of which any property of USX or any of its subsidiaries is the subject, other than as set forth in the Final USX Prospectus which, if determined adversely to USX or any of its subsidiaries, would have a material adverse effect on the consolidated financial position, stockholders' equity or results of operations of USX and its subsidiaries; and, to the best of such counsel's knowledge, no such proceedings are threatened by governmental authorities or by others;

                  (viii) no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the DECS or the consummation by USX of the transactions contemplated by this Agreement or the Indenture, except such as have been obtained under the Act and the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the DECS by the Underwriters; and

                  (ix) the issue and sale of the DECS and the compliance by USX with all of the provisions of the DECS, the Indenture and this Agreement with respect to the DECS and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which USX is a party or by which USX is bound or to which any of the property or assets of USX is subject, nor will such actions result in any violation of the provisions of the certificate of incorporation or by-laws of USX or any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over USX or any of its properties.

                  In addition, such counsel shall state that he is the General Counsel & Senior Vice President -- Human Resources and Secretary of USX (in the case of Mr. Sandman) or the Assistant General Counsel and Assistant Secretary of USX (in the case of Mr. Hammerschmidt), has participated (or people subject to his supervision have participated) on behalf of USX in connection with the preparation of the USX Registration Statement and has participated (or people subject to his supervision have participated) in conferences with officers and other representatives of USX, representatives of the independent public accountants for USX and representatives of the Underwriters and counsel for the Underwriters, at which conferences the contents of the USX Registration Statement and the Final USX Prospectus and related matters were discussed; such counsel may further state that such counsel does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the USX Registration Statement or the Final USX Prospectus and that such counsel makes no representation that he has independently verified the accuracy, completeness or fairness of such statements; however, in the course of the preparation and review of the USX Registration Statement and the Final USX Prospectus and participation in the aforementioned conferences, such counsel has been given no reason to believe that, as of the USX Effective Date, the USX Registration Statement or any further amendment thereto made by USX prior to the Closing Date (other than that part of the USX Registration Statement that constitutes Form T-1 and the financial statements and other financial information therein or incorporated by reference therein, as to which such counsel need express no belief) contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that such Final USX Prospectus (other than the financial statements and other financial information therein or incorporated by reference therein, as to which such counsel need express no belief), contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; furthermore, such counsel shall state that he has no reason to believe that any of the documents incorporated by reference in the Final USX Prospectus (other than the financial statements and other financial information therein or incorporated by reference therein, as to which such counsel need express no belief) when they became effective or were so filed, as the case may be, in the case of a registration statement which became effective under the Act, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or, in the case of other documents which were filed under the Act or the Exchange Act with the Commission, as of their date, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; and such counsel does not know of any amendment to the USX Registration Statement required to be filed or any contracts or other documents of a character required to be filed as an exhibit to the USX Registration Statement or required to be incorporated by reference into the Prospectus as amended or supplemented or required to be described in the USX Registration Statement or the Final USX Prospectus as amended or supplemented which are not filed or incorporated by reference or described as required.

                  In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the laws of the Commonwealth of Pennsylvania and the General Corporation Law of the State of Delaware or the United States, to the extent such opinion relates to the law of the State of New York (which law the Indenture, this Agreement and the DECS state to be the governing law thereof), assume that the laws of the Commonwealth of Pennsylvania are the same as those of the State of New York and
(B) as to matters of fact, to the extent deemed proper, on certificates of responsible officers of USX and public officials. References to the Final USX Prospectus in this paragraph (b) include any supplements thereto at the Closing Date.

                  (c) USX shall have furnished to the Representatives the opinion of Miller & Chevalier, Chartered, special tax counsel for USX, dated the Closing Date, to the effect that such counsel has reviewed the statements in the Final USX Prospectus under the caption "Certain United States Federal Income Tax Considerations" and, insofar as they are, or refer to, statements of United States law or legal conclusions, such statements are accurate in all material respects.

                  (d) RMI shall have furnished to the Representatives the opinion of Jones, Day, Reavis & Pogue, counsel for RMI, dated the Closing Date, to the effect that:

                  (i) RMI has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Ohio, with corporate power and authority to own or lease its properties and to conduct its business as described in the RMI Prospectus. RMI is qualified or registered to do business as a foreign corporation and is in good standing in the States of Missouri, Pennsylvania and Texas;

                  (ii) The authorized capital stock of RMI is as set forth in the first sentence of the second paragraph under the caption "Description of Capital Stock" in the RMI Prospectus. The statements contained under the caption "Description of Capital Stock", insofar as such statetments purport to summarize the provisions of the documents and statutes referred to therein, present a fair summary of such provisions. All of the shares of Common Stock of RMI issued and outstanding on the date hereof (including the Shares) have been duly authorized and validly issued, and are fully paid and nonassessable;

                  (iii) such counsel has been advised by the Commission that the RMI Registration Statement has become effective under the Act and, to such counsel's knowledge, no stop order suspending the effectiveness of the RMI Registration Statement under the Act has been issued and no proceedings for that purpose are pending or threatened by the Commission. The RMI Prospectus has been filed with the Commission in the manner and within the time period required by Rule 424(b);

                  (iv) this Agreement has been duly authorized, executed and delivered by RMI;

                  (v) the performance by RMI of its obligations under this Agreement will not (a) result in the violation by RMI of any statute, rule or regulation, in each case known to such counsel, (b) result in a default under or breach by RMI of any Material Contract (as defined below), (c) conflict with or result in a default by RMI under RMI's Amended and Restated Articles of Incorporation or RMI's Code of Regulations, as amended, or (d) result in the violation by RMI of any judgment, order or decree known to such counsel to have been issued by any court or governmental body which is binding upon RMI or its properties (such counsel may state that it expresses no opinion in this paragraph with respect to (i) any state securities or "Blue Sky" laws, or (ii) the By-Laws or rules of the NASD);

                  (vi) no consent, approval, authorization or order of, or qualification with any governmental agency or body is required for the execution by RMI of this Agreement or the performance by RMI of the transactions contemplated hereby, except (i) such as have been obtained under the Act and (ii) such as may be required under state securities or "Blue Sky" laws;

                  (vii) to such counsel's knowledge, there are no persons other than USX with registration or other similar rights to have any securities of RMI registered pursuant to the RMI Registration Statement or otherwise registered by RMI under the Act; and

                  In addition, such counsel shall state that, in the course of the preparation by RMI of the RMI Registration Statement and the RMI Prospectus (documents filed under the Exchange Act and incorporated by reference in the Registration Statement (other than RMI's Form 10-Q for the quarter ended September 30, 1996) having been prepared and filed by RMI without its participation), it participated in discussions with officers and other employees of RMI and USX, representatives of Price Waterhouse LLP (the "Accountants"), the independent accountants of RMI who examined certain of the financial statements of RMI and its consolidated entities included in the RMI Registration Statement and the RMI Prospectus, the Representatives and counsel for the Underwriters concerning the information contained in the RMI Registration Statement and the RMI Prospectus and the proposed responses to various items in Form S-3 under the Act. Based upon its examination of the RMI Registration Statement and the RMI Prospectus, its investigations made in connection with the preparation of the RMI Registration Statement and its participation in the discussions referred to above, such counsel shall state that it is of the opinion that (i) the RMI Registration Statement (other than the financial statements and other financial or statistical data included therein, and except for the information referred to under the caption "Experts" as having been included in the RMI Registration Statement and the RMI Prospectus on the authority of the Accountants as experts, as to which it does not express an opinion), at the time the RMI Registration Statement became effective under the Act complied, and the RMI Prospectus (with the foregoing exceptions), as of its date complied and as of the date hereof complies, as to form in all material respects with the requirements of the Act and the rules and regulations thereunder; and (ii) the documents filed under the Exchange Act and incorporated by reference in the Registration Statement (with the foregoing exceptions), as of the time the Registration Statement became effective under the Act, complied as to form in all material respects with the requirements of the Exchange Act and the rules and regulations thereunder. In addition, based on such investigations and discussions, such counsel does not know of any pending litigation or governmental proceeding required to be described in the RMI Prospectus that is not described as required.

                  In addition, such counsel shall state that such counsel has not independently verified and is not passing upon, and does not assume any responsibility for the accuracy, completeness or fairness of the information contained in the RMI Registration Statement, the RMI Prospectus (except as set forth in the first and second sentences of opinion (ii) above) or the documents filed by RMI under the Exchange Act and incorporated by reference in the Registration Statement. Such counsel shall further state that, based on the examinations, investigations and participation in the discussions described above, however, no facts have come to such counsel's attention that cause such counsel to believe that the RMI Registration Statement (including the Exchange Act documents incorporated by reference therein but excluding, in each case, the financial statements and other financial or statistical data included therein, and except for the information referred to under the caption "Experts" as having been included in the RMI Registration Statement and the RMI Prospectus on the authority of the Accountants as experts, as to which such counsel such counsel need not express a view), at the time it became effective, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or that the RMI Prospectus (including the Exchange Act documents but in each case with the foregoing exceptions), as of its date or on the date of the opinion, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances in which they were made, not misleading.

                  In addition, such counsel shall state that, in rendering the opinions expressed therein, (i) such counsel has not considered the laws of any jurisdiction other than the Federal laws of the United States and the laws of the State of Ohio; (ii) such counsel has assumed that the Underwriters, including the Representatives, will not take any action (including a decision not to act) pursuant to Section 7(a) or 7(b) of this Agreement in a manner that would result in a violation by RMI of applicable Federal securities laws; and
(iii) such counsel has assumed that certain agreements, waivers, consents and other instruments relevant to such counsel's opinion have been duly authorized, executed and delivered by, and are the valid and binding obligations of, each party (other than RMI) thereto. For purposes of such opinions, (i) the term "Material Contracts" refers to the contracts and agreements filed as exhibits to documents of RMI filed under the Exchange Act and incorporated by reference in the RMI Registration Statement; and (ii) references to such counsel's knowledge or to the state of such counsel's knowledge means the actual knowledge of those individuals at Jones, Day, Reavis & Pogue who have worked on matters on behalf of RMI during the last two years and does not include the knowledge of any other person at Jones, Day, Reavis & Pogue. In rendering such opinion, such counsel may rely as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of RMI and public officials. References to the RMI Prospectus in the preceding paragraph include any supplements thereto at the Closing Date.

                  (e) The Representatives shall have received from Simpson Thacher & Bartlett counsel for the Underwriters, such opinion or opinions, dated the Closing Date, with respect to the issuance and sale of the DECS, the Indenture, the USX Registration Statement, the Final USX Prospectus (together with any supplement thereto), the Shares, the RMI Registration Statement, the RMI Prospectus (together with any supplement thereto) and other related matters as the Representatives may reasonably require, and USX and RMI shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

                  (f) USX shall have furnished to the Representatives a certificate of USX, signed by the Chairman of the Board, the Vice Chairman and Chief Financial Officer or any Vice President and the principal financial or accounting officer of USX (who is not one of the foregoing signatories), dated the Closing Date, to the effect that the signers of such certificate have carefully examined the USX Registration Statement, the Final USX Prospectus, any supplement to the Final USX Prospectus and this Agreement and that:

                  (i) the representations and warranties of USX in this Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date and USX has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

                  (ii) no stop order suspending the effectiveness of the USX Registration Statement or the use of the Final USX Prospectus has been issued and no proceedings for that purpose have been instituted or, to USX's knowledge, threatened; and

                  (iii) since the date of the most recent financial statements included in, or incorporated by reference in, the Final USX Prospectus (exclusive of any supplement thereto), there has been no material adverse change, nor any development likely to result in a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations or prospects of USX and its subsidiaries, otherwise than as set forth in the Final USX Prospectus (exclusive of any supplement thereto).

                  (g) RMI shall have furnished to the Representatives a certificate of RMI, signed by the Chairman of the Board, the President or an Executive Vice President and the principal financial or accounting officer of RMI (who is not one of the foregoing signatories), dated the Closing Date, to the effect that the signers of such certificate have carefully examined the RMI Registration Statement, the RMI Prospectus, any supplements to the RMI Prospectus and this Agreement and that:

                  (i) the representations and warranties of RMI in this Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date and RMI has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

                  (ii) no stop order suspending the effectiveness of the RMI Registration Statement or the use of the RMI Prospectus has been issued and no proceedings for that purpose have been instituted or, to RMI's knowledge, threatened; and

                  (iii) since the date of the most recent financial statements included in, or incorporated by reference in, the RMI Prospectus (exclusive of any supplement thereto), there has been no material adverse change, nor any development likely to result in a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations or prospects of RMI and its subsidiaries, otherwise than as set forth in the RMI Prospectus (exclusive of any supplement thereto).

                  (h) At the Execution Time and at the Closing Date, Price Waterhouse L.L.P., shall have furnished to the Representatives a letter or letters (which may refer to letters previously delivered to one or more of the Representatives), dated as of the Closing Date, in form and substance satisfactory to the Representatives, including statements and information of the type ordinarily included in accountants "comfort letters" to underwriters with respect to the financial statements, financial statement schedules, and certain other financial information relating to USX contained in or incorporated by reference into the USX Registration Statement or Final USX Prospectus.

                  (i) At the Execution Time and at the Closing Date, Price Waterhouse LLP, shall have furnished to the Representatives a letter or letters (which may refer to letters previously delivered to one or more of the Representatives), dated as of the Execution Time and as of the Closing Date, in form and substance satisfactory to the Representatives, including statements and information of the type ordinarily included in accountants "comfort letters" to underwriters with respect to the financial statements, financial statement schedules, and certain other financial information relating to RMI contained in or incorporated by reference into the RMI Registration Statement or RMI Prospectus.

                  (j) Subsequent to the Execution Time or, if earlier, the dates as of which information is given in each of the USX Registration Statement and the RMI Registration Statement (exclusive of any amendment thereof) and each of the Final USX Prospectus and the RMI Prospectus (exclusive of any supplement thereto), there shall not have been (i) any change or decrease specified in the letter or letters referred to in paragraphs (h) and
(i) of this Section 8 or (ii) any change, or any development involving a prospective change, in or affecting the business or properties of either USX or RMI and their respective subsidiaries, taken as a whole, the effect of which, in any case referred to in clause (i) or (ii) above, is, in the judgment of the Representatives, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the DECS as contemplated by the USX Registration Statement and the RMI Registration Statement (in either case, exclusive of any amendment thereof) and the Final USX Prospectus and the RMI Prospectus (in either case, exclusive of any supplement thereto).

                  (k) Subsequent to the Execution Time, there shall not have been any decrease in the rating of any of USX's debt securities by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act) or any notice given of any intended or potential decrease in any such rating or of a possible change in any such rating that does not indicate the direction of the possible change.

                  (l) At the Execution Time, RMI shall have furnished to the Representatives a letter substantially in the form of Exhibit A hereto from each director and executive officer of RMI addressed to the Representatives, in which each such person agrees not to (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of, directly or indirectly, or announce the offering of, any shares of RMI Common Stock or any securities convertible into or exercisable or exchangeable for shares of RMI Common Stock or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of the ownership of shares of RMI Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of shares of RMI Common Stock or such other securities, in cash or otherwise, for a period of 90 days from the Execution Time without the prior written consent of the Representatives; provided, however, that any such director or executive officer, together with each of the other directors and executive officers of RMI, may sell up to 100,000 shares of RMI Common Stock in the aggregate.

                  (m) Prior to the Closing Date, each of USX and RMI shall have furnished to the Representatives such further information, certificates and documents as the Representatives may reasonably request.

                  If any of the conditions specified in this Section 8 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Representatives and counsel for the Underwriters, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date by the Representatives. Notice of such cancellation shall be given to USX and RMI in writing or by telephone or telegraph confirmed in writing.

                  9. Reimbursement of Underwriters' Expenses. If the sale of the DECS provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 8 hereof is not satisfied, because of any termination pursuant to Section 12(i) hereof or because of any refusal, inability or failure on the part of USX or RMI to perform any agreement herein or comply with any provision hereof other than by reason of a default by any Underwriter, USX will reimburse the Underwriters severally upon demand for all reasonable out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the DECS. If USX is required to make any payment to the Underwriters under this Section 9 because of RMI's refusal, inability or failure to satisfy any condition to the obligations of the Underwriters set forth in Section 8, RMI shall reimburse USX on demand for all amounts so paid.

                  10. Indemnification and Contribution. (a) USX agrees to indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter, and each person who controls any Underwriter within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the USX Registration Statement as originally filed or in any amendment thereof, or in the Basic USX Prospectus, any Preliminary Final USX Prospectus or the Final USX Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that USX will not be liable under the indemnity agreement in this paragraph (a) to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made in the USX Registration Statement as originally filed or in any amendment thereof, or in any Preliminary Final USX Prospectus or the Final USX Prospectus, or in any amendment thereof or supplement thereto in reliance upon and in conformity with written information furnished to USX by or on behalf of any Underwriter through the Representatives specifically for inclusion therein; provided, further, that USX will not be liable under the indemnity agreement in this paragraph (a) to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made in the USX Registration Statement as originally filed or in any amendment thereof, or in the Basic USX Prospectus, any Preliminary Final USX Prospectus or the Final USX Prospectus, or in any amendment thereof or supplement thereto in reliance upon and in conformity with written information furnished to USX by RMI specifically for inclusion therein, including the information contained in any Preliminary RMI Prospectus or RMI Prospectus included in any such document (other than information contained in or omitted from any such Preliminary RMI

Prospectus or RMI Prospectus in reliance on and in conformity with information furnished to RMI by USX specifically for inclusion therein). This indemnity agreement will be in addition to any liability which USX may otherwise have.

                  (b) RMI and USX jointly and severally agree to indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter, and each person who controls any Underwriter within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in (i) the RMI Registration Statement as originally filed or in any amendment thereof, or in any Preliminary RMI Prospectus or the RMI Prospectus, or in any amendment thereof or supplement thereto, or (ii) the USX Registration Statement as originally filed or in any amendment thereof, or in any Preliminary Final USX Prospectus or the Final USX Prospectus, or in any amendment thereto or supplement thereto, or arise out of or are based upon the omission or alleged omission to state in the documents referred to in clause
(i) or (ii) above a material fact required to be stated in the documents referred to in clause (i) or (ii) above or necessary to make the statements therein not misleading, but in the case of the documents referred to clause
(ii) only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished in writing to USX by RMI specifically for inclusion therein (other than information contained in or omitted from any such Preliminary RMI Prospectus or RMI Prospectus in reliance on and in conformity with information furnished to RMI by USX specifically for inclusion therein, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that neither RMI nor USX will be liable under the indemnity agreement in this paragraph (b) to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made in the documents referred to in clause (i) above in reliance upon and in conformity with written information furnished to RMI by or on behalf of any Underwriter through the Representatives specifically for inclusion therein; provided, further, that as to any Preliminary RMI Prospectus, neither RMI nor USX will be liable under this indemnity agreement in this paragraph (b) to the extent that any such loss, claim, damage or liability arises out of the failure to send or give a copy of the RMI Prospectus, as the same may be amended or supplemented, to a person within the time required by the Act, and the untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact in such Preliminary RMI Prospectus was corrected in the RMI Prospectus, unless such failure resulted from non-compliance by RMI with
Section 7(d); provided, further that RMI shall not be liable under the indemnity agreement in this paragraph (b) to the extent that any such loss, claim, damage or liability arises out of or is based on any such untrue statement or alleged untrue statement or omission or alleged omission made in the documents referred to in clause (i) above in reliance upon and in conformity with written information furnished to RMI by USX specifically, for inclusion therein. This indemnity agreement will be in addition to any liability which RMI or USX may otherwise have.

                  (c) USX agrees to indemnify and hold harmless RMI, the directors, officers, employees and agents of RMI, and each person who controls RMI within the meaning of either the Act or the Exchange Act, against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the USX Registration Statement as originally filed or in any amendment thereof, or in the Basic USX Prospectus, any Preliminary Final USX Prospectus or the Final USX Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that USX will not be liable under the indemnity agreement in this paragraph (c) to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made in the USX Registration Statement as originally filed or in any amendment thereof, or in any Preliminary Final USX Prospectus or the Final USX Prospectus, or in any amendment thereof or supplement thereto in reliance upon and in conformity with written information furnished by or on behalf of RMI specifically for inclusion therein.

                  (d) RMI agrees to indemnify and hold harmless USX, the directors, officers, employees and agents of USX and each person who controls USX, within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Final USX Prospectus or the Final USX Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished in writing to USX by RMI specifically for inclusion therein, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action.

                  (e) Each Underwriter severally agrees to indemnify and hold harmless USX, each of its directors, each of its officers who signs the USX Registration Statement, and each person who controls USX within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity in paragraph (a) from USX to each Underwriter, but only with reference to written information furnished to USX by or on behalf of such Underwriter through the Representatives specifically for inclusion in the documents referred to in such indemnity. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have. USX acknowledges that the statements set forth in the sixth and last paragraphs of the cover page, in the paragraph on the inside cover page, and under the heading "Plan of Distribution" in any Preliminary Final USX Prospectus or the Final USX Prospectus constitute the only information furnished in writing by or on behalf of any Underwriter for inclusion in the documents referred to in the foregoing indemnity, and you, as the Representatives, confirm that such statements are correct.

                  (f) Each Underwriter severally agrees to indemnify and hold harmless RMI and USX, each of their respective directors, each of their respective officers who signs the RMI Registration Statement or the USX Registration Statement, respectively, and each person who controls RMI or USX within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity in paragraph (b) from RMI and USX to each Underwriter, but only with reference to written information relating to such Underwriter furnished to RMI by or on behalf of any Underwriter through the Representatives specifically for inclusion in the documents referred to in such indemnity. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have. RMI and USX acknowledge that the statements set forth in the fourth paragraph of the cover page, in the paragraph on the inside cover page, and under the heading "Plan of Distribution" in any Preliminary RMI Prospectus or the RMI Prospectus constitute the only information furnished in writing by or on behalf of any Underwriter for inclusion in the documents referred to in the foregoing indemnity, and you, as the Representatives, confirm that such statements are correct.

                  (g) Promptly after receipt by an indemnified party under this
Section 10 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 10, notify the indemnifying party in writing of the commencement thereof, but the failure so to notify the indemnifying party (i) will not relieve it from any liability under paragraphs (a), (b), (c), (d), (e) or (f) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraphs (a), (b), (c), (d), (e) or
(f) above. The indemnifying party shall be entitled to appoint counsel of indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be reasonably satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded upon the advice of its counsel that there are legal defenses available to it and/or other indemnified parties which are different from those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party; provided, however, in no event shall the indemnifying party be liable for legal fees or expenses of more than one primary firm representing the indemnified parties or more than one local counsel in each state or other jurisdiction in which an action in which indemnification is available has been brought. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

                  (h) In the event that the indemnity provided in paragraphs
(a), (b), (c), (d), (e) or (f) of this Section 10 is unavailable to or insufficient to hold harmless an indemnified party for any reason, each indemnifying party agrees to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which an indemnified party may be subject in such proportion as is appropriate to reflect the relative benefits received by USX and RMI on the one hand and by the Underwriters on the other from the offering of the DECS; provided, however, that in no case shall any Underwriter (except as may be provided in any agreement among underwriters relating to the offering of the DECS) be responsible for any amount in excess of the underwriting discount applicable to the DECS purchased by such Underwriter hereunder. If the allocation provided by the immediately preceding sentence is unavailable for any reason, each indemnifying party shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of USX and RMI on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations; provided, however, that if the indemnification relates to USX and RMI as the respective indemnifying and indemnified parties (or vice versa), such indemnifying parties shall contribute in such proportion as shall be appropriate to reflect the relative faults of USX or RMI as applicable, with respect to the statements or omissions which resulted in such Losses, as well as any other relevant equitable considerations. The relative benefits received by USX or RMI on the one hand and the Underwriters on the other with respect to such offering shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses) received by USX, and the total underwriting discounts and commissions, respectively, in each case as set forth on the cover page of the Final USX Prospectus and, as between RMI and the Underwriters, RMI shall be deemed for this purpose to have received such total net proceeds as received by USX. Relative fault shall be determined by reference to whether any alleged untrue statement or omission relates to information provided by USX, RMI or the Underwriters. USX, RMI and the Underwriters agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (h), no person guilty of fraudulent misrepresentation (within the meaning of Section 11 (f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 10, each person who controls an Underwriter within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of such Underwriter shall have the same rights to contribution as such Underwriter, and each person who controls USX or RMI within the meaning of either the Act or the Exchange Act, each officer of USX or RMI who shall have signed the USX Registration Statement or the RMI Registration Statement and each director of USX or RMI shall have the same rights to contribution as USX or RMI, subject in each case to the applicable terms and conditions of this paragraph (h).

                  11. Default by an Underwriter. If any one or more Underwriters shall fail to purchase and pay for any of the DECS agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the principal amount of DECS set forth opposite their names in Schedule I hereto bears to the aggregate principal amount of DECS set forth opposite the names of all the remaining Underwriters) the DECS which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate principal amount of DECS which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate amount of DECS set forth in Schedule I hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the DECS, and if such nondefaulting Underwriters do not purchase all the DECS, this Agreement will terminate without liability to any nondefaulting Underwriter, USX or RMI. In the event of a default by any Underwriter as set forth in this Section 11, the Closing Date shall be postponed for such period, not exceeding seven days, as the Representatives shall determine in order that the required changes in the USX or RMI Registration Statement and the Final USX or RMI Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to USX, RMI and any nondefaulting Underwriter for damages occasioned by its default hereunder.

                  12. Termination. This Agreement shall be subject to termination in the absolute discretion of the Representatives, by notice given to USX and RMI prior to delivery of and payment for the DECS, if prior to such time (i) trading in USX's or RMI's common stock shall have been suspended by the Commission or the NYSE, (ii) trading in securities generally on the NYSE shall have been suspended or limited or minimum prices shall have been established on such Exchange, (iii) a banking moratorium shall have been declared by either Federal or New York State authorities, (iv) there shall have been any decrease in the rating of any of USX's debt securities by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act) or any notice given of any intended or potential decrease in any such rating or of a possible change in any such rating that does not indicate the direction of the possible change or (v) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war or other calamity or crisis, the effect of which on financial markets of the United States is such as to make, it, in the judgment of the Representatives, impracticable or inadvisable to proceed with the offering or delivery of the DECS as contemplated by the Final USX Prospectus (exclusive of any supplement thereto).

                  13. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of USX and RMI or their respective officers and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of the Underwriters, USX or RMI or any of the officers, directors or controlling persons referred to in Section 10 hereof, and will survive delivery of and payment for the DECS. The provisions of Sections 9 and 10 hereof shall survive the termination or cancellation of this Agreement.

                  14. Notices. All communications hereunder will be in writing and effective only on receipt and, if sent to the Representatives, will be mailed, delivered or telegraphed and confirmed to it at Seven World Trade Center, New York, New York 10048; if sent to USX, will be mailed, delivered or telegraphed and confirmed to it at 600 Grant Street, Pittsburgh, Pennsylvania 15219-4776, Attention Paul C. Reinbolt; or if sent to RMI, will be mailed, delivered or telegraphed and confirmed to it at 1000 Warren Avenue, Niles, OH 44446, Attention: Timothy G. Rupert.

                  15. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 10 hereof, and no other person will have any right or obligation hereunder.

                  16. Applicable Law. THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                  If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among USX, RMI and the several Underwriters.

                                             Very truly yours,

                                             USX Corporation

                                             By: --------------
                                                Name:
                                                Title:


                                             RMI Titanium Company

                                             By: ----------------
                                                Name:
                                                Title:

The foregoing Agreement is hereby
confirmed and accepted as of the
date first above written.

Salomon Brothers Inc
Lehman Brothers Inc.

By: Salomon Brothers Inc


By: ---------------------
   Name:
   Title:

For itself and the other several
Underwriters named in Schedule I to
the foregoing Agreement.

                                   SCHEDULE I

                                                     Number of Underwritten
Underwriter                                          DECS to be Purchased
-----------                                          ----------------------
Salomon Brothers Inc...............                  2,500,000
Lehman Brothers Inc................                  2,500,000
                                                     ---------

                  Total ...................          5,000,000
                                                     =========

                                                                       EXHIBIT A

                  [Letterhead of executive officer or director
                            of RMI Titanium Company]

                              RMI Titanium Company
                            Public Offering of DECS

                                                                __________, 1996

Salomon Brothers Inc
Lehman Brothers Inc.
  As Representatives of the several Underwriters
c/o Salomon Brothers Inc
Seven World Trade Center
New York, New York 10048

Ladies and Gentlemen:

                  This letter is being delivered to you in connection with the proposed Underwriting Agreement (the "Underwriting Agreement"), among RMI Titanium Company, an Ohio corporation (the "Company"), USX Corporation, a Delaware corporation ("USX"), and the several underwriters named therein (the "Underwriters") for whom you are acting as representatives, relating to an underwritten public offering of DECS (Debt Exchangeable for Common Stock) of USX, exchangeable for common stock, $.01 par value, of the Company (the "RMI Common Stock") .

                  In order to induce you and the other Underwriters to enter into the Underwriting Agreement, the undersigned agrees not to (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of, directly or indirectly, or announce the offering of, any shares of RMI Common Stock or any securities convertible into or exercisable or exchangeable for shares of RMI Common Stock or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of the ownership of shares of RMI Common Stock, whether any such transaction described in clause (i) or
(ii) above is to be settled by delivery of shares of RMI Common Stock or such other securities, in cash or otherwise, for a period of 90 days from the date of this Agreement without the prior written consent of the Representatives; provided, however, that the undersigned, together with each of the other directors and executive officers of the Company on the date hereof, may sell up to 100,000 shares of RMI Common Stock in the aggregate.

                  If for any reason the Underwriting Agreement shall be terminated prior to the Closing Date (as defined in the Underwriting Agreement), the agreement set forth above shall likewise be terminated.

                                   Yours very truly,

                                   --------------------------------------
                                   [Signature of executive officer]
                                   [Name and address of executive officer]